Exhibit 10.2

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (“Joinder Agreement”) is executed as of May 23, 2016, by EACH OF THE ENTITIES IDENTIFIED AS “JOINING PARTIES” ON THE SIGNATURE PAGES OF THIS JOINDER AGREEMENT (each individually, a “Joining Party” and collectively, the “Joining Parties”), and delivered to KeyBank National Association, as Agent, pursuant to §5.4 of the Term Loan Agreement, dated as of August 21, 2015, as from time to time in effect (as the same has been and may be further varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Loan Agreement”), by and among Carter/Validus Operating Partnership, LP (the “Borrower”), KeyBank National Association, for itself and as Agent, the other Lenders from time to time party thereto, and certain other parties thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Loan Agreement.

RECITALS

A. Each Joining Party is required, pursuant to §5.4 of the Loan Agreement, to become an additional Subsidiary Guarantor under the Guaranty and the Contribution Agreement.

B. Each Joining Party expects to realize direct and indirect benefits as a result of the availability to the Borrower of the credit facilities under the Loan Agreement.

NOW, THEREFORE, Joining Party agrees as follows:

AGREEMENT

1. Joinder. By this Joinder Agreement, each Joining Party hereby becomes a “Subsidiary Guarantor” and a “Guarantor” under the Loan Agreement, the Guaranty and the other Loan Documents with respect to all the Obligations of the Borrower now or hereafter incurred under the Loan Agreement and the other Loan Documents, and a “Subsidiary Guarantor” under the Contribution Agreement. Each Joining Party agrees that such Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a “Subsidiary Guarantor” and a “Guarantor” under the Loan Agreement, the other Loan Documents and the Contribution Agreement.

2. Representations and Warranties of Joining Parties. Each Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by such Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Loan Agreement), the representations and warranties contained in the Loan Agreement and the other Loan Documents applicable to a “Guarantor” or “Subsidiary Guarantor” are true and correct in all material respects as applied to each such Joining Party as a Subsidiary Guarantor and a Guarantor on and as of the Effective Date as though made on that date. As of the Effective Date, all covenants and agreements in the Loan Documents and the Contribution Agreement of the Subsidiary Guarantors apply to the Joining Parties and no Default or Event of Default shall exist or might exist upon the Effective Date in the event that any of the Joining Parties becomes a Subsidiary Guarantor.

3. Joint and Several. Each Joining Party hereby agrees that, as of the Effective Date, the Guaranty and the Contribution Agreement heretofore delivered to the Agent and the Lenders shall be a joint and several obligation of such Joining Party to the same extent as if executed and delivered by such Joining Party, and upon request by Agent, will promptly become a party to the Guaranty and the Contribution Agreement to confirm such obligation.

4. Further Assurances. Each Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.

5. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6. Counterparts. This Joinder Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

7. The effective date (the “Effective Date”) of this Joinder Agreement is May 23, 2016.

IN WITNESS WHEREOF, Joining Parties have executed this Joinder Agreement under seal as of the day and year first above written.

“JOINING PARTIES” HCP-PAM WARM SPRINGS, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

By: /s/ Lisa Collado
		Name:	Lisa Collado
		Title:	Authorized Officer

KeyBank/CVReit – Signature Page to Joinder Agreement

HC-20050 CRESTWOOD BLVD., LLC HC-42074 VETERANS AVENUE, LLC HC-101 JAMES COLEMAN DRIVE, LLC HC-102 MEDICAL DRIVE, LLC, and HC-1445 HANZ DRIVE, LLC, each a Delaware limited liability company

By:	HCP-PAM WARM SPRINGS, LLC, a Delaware limited liability company, their sole member

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

By: /s/ Lisa Collado
			Name:	Lisa Collado
			Title:	Authorized Officer

(CORPORATE SEAL)

ACKNOWLEDGED: KEYBANK NATIONAL ASSOCIATION, as Agent

By:	/s/ Kristin Centracchio
Name: Kristin Centracchio Its: Vice President

KeyBank/CVReit – Signature Page to Joinder Agreement